Exhibit 99.2


                        FINANCIAL AND OPERATIONAL TABLES


Preliminary
FINANCIAL HIGHLIGHTS
                                                                                      Millions of Dollars
                                                                      Three Months Ended             Six Months Ended
                                                                         June 30                             June 30
                                                                   2006            2005              2006            2005
                                                                   ----            ----              ----            ----
Revenues and other income
   Sales and other operating revenues*                         $   47,149          41,808          94,055           79,439
   Equity in earnings of affiliates                                 1,164             701           2,124            1,754
   Other income                                                       163             105             224              339
                                                               ----------          ------          ------           ------
                                                                   48,476          42,614          96,403           81,532
                                                               ----------          ------          ------           ------
Costs and expenses
   Purchased crude oil, natural gas and products                   29,448          28,523          62,903           54,095
   Production and operating expenses                                2,694           2,147           4,909            4,099
   Selling, general and administrative expenses                       610             539           1,176            1,078
   Exploration expenses                                               134             121             246              292
   Depreciation, depletion and amortization                         1,965             985           3,145            2,026
   Property impairments                                                50               9              50               31
   Taxes other than income taxes*                                   4,421           4,664           8,808            9,152
   Accretion on discounted liabilities                                 73              41             133               89
   Interest and debt expense                                          360             127             475              265
   Foreign currency transaction losses                                 18              21              40               18
   Minority interests                                                  21               5              39               15
                                                               ----------          ------          ------           ------
                                                                   39,794          37,182          81,924           71,160
                                                               ----------          ------          ------           ------
   Income from continuing operations before income taxes            8,682           5,432          14,479           10,372
   Provision for income taxes                                       3,496           2,301           6,002            4,318
                                                               ----------          ------          ------           ------
   Income from continuing operations                                5,186           3,131           8,477            6,054
   Income (loss) from discontinued operations                        --                 7            --                 (4)
                                                               ----------          ------          ------           ------
Net income                                                     $    5,186           3,138           8,477            6,050
                                                               ==========           =====           =====            =====
Income per share of common stock (dollars)
   Basic
     Continuing operations                                     $     3.13            2.24            5.58             4.33
     Discontinued operations                                         --              0.01            --               --
     Net income                                                $     3.13            2.25            5.58             4.33
   Diluted
     Continuing operations                                     $     3.09            2.21            5.49             4.26
     Discontinued operations                                         --              --              --               --
     Net income                                                $     3.09            2.21            5.49             4.26

Average common shares outstanding (in thousands)
   Basic                                                        1,654,758       1,396,724       1,519,593        1,397,305
   Diluted                                                      1,678,445       1,419,288       1,542,752        1,420,022


  *Includes excise taxes on petroleum products sales:               3,922           4,338           7,912            8,493


Preliminary
SELECTED FINANCIAL DATA

                                                                       Millions of Dollars
                                                       Three Months Ended                Six Months Ended
                                                             June 30                           June 30
                                                        2006            2005              2006            2005
                                                        ----            ----              ----            ----
INCOME (LOSS) FROM CONTINUING OPERATIONS
   E&P
      United States                                 $ 1,300           $   966            2,481            1,858
      International                                   2,004               963            3,376            1,858
                                                    -------           -------            -----            -----
        Total E&P                                     3,304             1,929            5,857            3,716
                                                    -------           -------            -----            -----
   Midstream                                            108                68              218              453
                                                    -------           -------            -----            -----
   R&M
      United States                                   1,433               936            1,730            1,506
      International                                     275               174              368              304
                                                    -------           -------            -----            -----
        Total R&M                                     1,708             1,110            2,098            1,810
                                                    -------           -------            -----            -----
   LUKOIL Investment                                    387               148              636              258
   Chemicals                                            103                63              252              196
   Emerging Businesses                                  (12)               (8)              (4)             (16)
   Corporate and other                                 (412)             (179)            (580)            (363)
                                                    -------           -------            -----            -----
   Consolidated                                     $ 5,186           $ 3,131            8,477            6,054
                                                    =======           =======            =====            =====

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
   Corporate and other                              $  --                   7             --                 (4)

SUMMARY OF NET INCOME (LOSS)
   E&P
      United States                                 $ 1,300           $   966            2,481            1,858
      International                                   2,004               963            3,376            1,858
                                                    -------           -------            -----            -----
        Total E&P                                     3,304             1,929            5,857            3,716
                                                    -------           -------            -----            -----
   Midstream                                            108                68              218              453
                                                    -------           -------            -----            -----
   R&M
      United States                                   1,433               936            1,730            1,506
      International                                     275               174              368              304
                                                    -------           -------            -----            -----
        Total R&M                                     1,708             1,110            2,098            1,810
                                                    -------           -------            -----            -----
   LUKOIL Investment                                    387               148              636              258
   Chemicals                                            103                63              252              196
   Emerging Businesses                                  (12)               (8)              (4)             (16)
   Corporate and other                                 (412)             (172)            (580)            (367)
                                                    -------           -------            -----            -----
Net Income                                          $ 5,186           $ 3,138            8,477            6,050
                                                    =======           =======            =====            =====

Preliminary
SELECTED FINANCIAL DATA

                                                         Three Months Ended               Six Months Ended
                                                              June 30                         June 30
                                                       2006               2005           2006             2005
                                                       ----               ----           ----             ----

INCOME FROM CONTINUING OPERATIONS
   Effective tax rate %                                40.3 %             42.4            41.5            41.6

                                                                          Millions of Dollars
FOREIGN CURRENCY GAINS (LOSSES)
AFTER-TAX
   E&P                                                $   (34)              (8)            (27)              4
   Midstream                                               --                7              --               7
   R&M                                                     25              (18)             31             (36)
   LUKOIL Investment                                        1               --               1              --
   Chemicals                                               --               --              --              --
   Emerging Businesses                                     --               --              --              --
   Corporate and other                                    (36)             (11)            (44)             (4)
                                                      -------            -----           -----           -----
                                                      $   (44)             (30)            (39)            (29)
                                                      =======            =====           =====           =====

CASH FLOWS FROM OPERATING ACTIVITIES
   Income from continuing operations                  $ 5,186            3,131           8,477           6,054
   Depreciation, depletion and amortization             1,965              985           3,145           2,026
   Property impairments                                    50                9              50              31
   Dry hole costs and leasehold impairments                47               47              85             156
   Accretion on discounted liabilities                     73               41             133              89
   Deferred taxes                                        (390)             369            (222)            492
   Undistributed equity earnings                         (687)            (414)           (754)         (1,219)
   Net gain on asset dispositions                         (53)             (65)            (56)           (242)
   Other                                                  189             (113)            (14)           (191)
   Working capital adjustments                         (1,536)          (1,224)         (1,200)           (336)
                                                      -------            -----           -----           -----
   Net cash provided by continuing operations           4,844            2,766           9,644           6,860
   Net cash provided by discontinued operations            --                2              --              (3)
                                                      -------            -----           -----           -----
   Net cash provided by operating activities          $ 4,844            2,768           9,644           6,857
                                                      =======            =====           =====           =====

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                                   $   756              576           1,175             898
      International                                     1,416            1,761           3,203           2,645
                                                      -------            -----           -----           -----
                                                        2,172            2,337           4,378           3,543
   Midstream                                                1               --               2               1
   R&M                                                    475              360           2,110             635
   LUKOIL Investment                                      648              384           1,260             708
   Chemicals                                               --               --              --              --
   Emerging Businesses                                     28                7              40               3
   Corporate and other                                     78               37             126              57
                                                      -------            -----           -----           -----
                                                      $ 3,402            3,125           7,916           4,947
                                                      =======          =======           =====           =====

OTHER
                                                      At June 30, 2006                 At December 31, 2005
   Total debt                                               $29,510                              12,516
   Common stockholders' equity                              $77,377                              52,731


Preliminary
OPERATING HIGHLIGHTS


                                                             BY SEGMENT

                                                                 Three Months Ended            Six Months Ended
                                                                       June 30                      June 30
                                                                  2006          2005            2006         2005
                                                                  ----          ----            ----         ----
                                                                           Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                                279             297             281             303
          Lower 48                                              120              63              92              62
                                                              -----             ---             ---             ---
                                                                399             360             373             365
      Norway                                                    192             195             190             201
      United Kingdom                                             57              60              59              60
      Canada                                                     27              23              25              23
      China                                                      34              25              30              24
      Indonesia                                                  14              16              14              19
      Vietnam                                                    22              26              26              26
      Timor Sea                                                  39              21              39              29
      Libya                                                      74            --                37            --
      Other                                                      66              54              58              54
                                                              -----             ---             ---             ---
      Total consolidated                                        924             780             851             801
      Equity affiliates                                         121             123             123             122
                                                              -----             ---             ---             ---
        Total Worldwide                                       1,045             903             974             923
                                                              =====             ===             ===             ===
   Syncrude                                                      19              21              18              18
                                                              =====             ===             ===             ===
   Natural gas liquids produced
      United States
          Alaska*                                                20              16              21              20
          Lower 48                                               70              31              50              29
                                                              -----             ---             ---             ---
                                                                 90              47              71              49
      Norway                                                      8               9               9               9
      Canada                                                     30              10              20              10
      Timor Sea                                                  20               9              20              13
      Other                                                       4               5               5               6
                                                              -----             ---             ---             ---
        Total Worldwide                                         152              80             125              87
                                                              =====             ===             ===             ===
*Includes reinjected volumes sold lease-to-lease                 14               1              14               7

                                                                          Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                                163             148             163             166
          Lower 48                                            2,265           1,195           1,767           1,182
                                                              -----           -----           -----           -----
                                                              2,428           1,343           1,930           1,348
      Norway                                                    260             268             265             283
      United Kingdom                                            796             741             823             782
      Canada                                                  1,204             422             816             420
      China                                                      10            --                 5            --
      Timor Sea                                                 251              35             198              35
      Indonesia                                                 323             287             309             280
      Vietnam                                                    19              14              22              16
      Other                                                     207              81             164              78
                                                              -----           -----           -----           -----
      Total consolidated                                      5,498           3,191           4,532           3,242
      Equity affiliates                                          10               7              10               7
                                                              -----           -----           -----           -----

        Total Worldwide                                       5,508           3,198           4,542           3,249
   *Represents quantities available for sale.
     Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                                  432              96             349             114

LUKOIL Investment
   Production (MBOE/D)*                                         403             223             363             213
   Refinery crude oil throughput (MB/D)*                        168             101             165              96
   *Represents our estimated net share of LUKOIL.

Preliminary
OPERATING HIGHLIGHTS

                                                             Three Months Ended                   Six Months Ended
                                                                  June 30                              June 30
                                                            2006             2005               2006             2005
E&P
                                                                                    Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                                           $ 66.02            49.22               62.33           46.55
            Lower 48                                           59.63            43.58               57.08           42.45
               Total U.S.                                      64.09            48.21               61.06           45.86
         International                                         67.27            49.41               64.12           47.68
         Total consolidated                                    65.89            48.88               62.75           46.85
         Equity affiliates *                                   52.28            36.11               47.53           33.59
            Total Worldwide                                    64.34            46.93               60.76           45.04
      Natural gas-lease (per MCF)
         United States
            Alaska                                              3.42             2.49                3.50            2.72
            Lower 48                                            5.81             6.20                6.41            5.93
               Total U.S.                                       5.78             6.07                6.37            5.83
         International                                          5.92             5.16                6.43            5.10
         Total consolidated                                     5.86             5.53                6.40            5.38
         Equity affiliates *                                    0.36             0.32                0.29            0.30
           Total Worldwide                                      5.85             5.52                6.39            5.38
*Excludes our equity share of LUKOIL reported in the LUKOIL Investment segment


Midstream
                                                                             Thousands of Barrels Daily
   Natural gas liquids extracted
     Consolidated
        United States                                             22               21                  22              22
        International                                              -               44                   -              48
     Equity affiliates
        United States**                                          183              112                 181             111
        International                                              6                6                   6               6
                                                                -----            -----               -----           -----
                                                                 211              183                 209             187

**Represents 30.3 percent interest in Duke Energy Field Services LLC (DEFS), through June 30, 2005, and 50 percent interest beginning in July 2005.
                                                                                      Per Barrel
   U.S. product prices
   Weighted average NGL**
      Consolidated                                           $ 41.73            32.49               39.69           32.22
      DEFS                                                     41.18            31.33               39.24           30.97

**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by naural-gas-liquids component and location mix.

                                       5


                                                             Three Months Ended                   Six Months Ended
                                                                  June 30                              June 30
                                                            2006             2005               2006             2005
                                                                          Thousands of Barrels Daily
R&M
  United States
     Crude oil capacity                                        2,208            2,182               2,208           2,178
     Crude oil runs                                            2,000            2,133               1,921           2,046
     Refinery production                                       2,198            2,349               2,093           2,247

  International*
     Crude oil capacity                                          693              428                 608             428
     Crude oil runs                                              649              402                 570             415
     Refinery production                                         695              410                 599             427

  U.S. Petroleum products outside sales
     Automotive gasoline                                       1,300            1,426               1,279           1,364
     Distillates                                                 620              680                 623             662
     Aviation fuels                                              200              214                 194             206
     Other products                                              555              566                 536             514
                                                               -----            -----               -----           -----
                                                               2,675            2,886               2,632           2,746
  International                                                  871              477                 784             486
                                                               -----            -----               -----           -----
                                                               3,546            3,363               3,416           3,232
                                                               =====            =====               =====           =====

                                                                                     Per Gallon
  U.S. Average sales prices**
     Automotive gasoline-wholesale                            $ 2.32             1.67                2.06            1.56
     Automotive gasoline-retail                                 2.47             1.85                2.19            1.70
     Distillates-wholesale                                      2.24             1.66                2.08            1.57


   *Includes ConocoPhillips' share of equity affiliates, except for our share of LUKOIL, which is reported in the LUKOIL Investment segment.
  **Excludes excise taxes.


                                       6